Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Brad Shepherd, Director, Investor Relations
(617) 796-8245

Five Star Quality Care, Inc. Announces First Quarter 2016 Results

Newton, MA (May 4, 2016).  Five Star Quality Care, Inc. (NYSE: FVE) today announced its financial results for the quarter ended March 31, 2016.

“Five Star was able to increase senior living revenue, management fee revenue and average monthly rates while maintaining strong expense controls in the 2016 first quarter,” said Bruce Mackey, President and Chief Executive Officer of Five Star. “We continue to improve our communities through selective expansions and renovations, and remain optimistic about the future as we assess growth opportunities in our existing businesses.”

Financial Results for the quarter ended March 31, 2016:

▪

Senior living revenue for the first quarter of 2016 increased 1.8% to $280.1 million from $275.2 million for the same period in 2015.  Growth in senior living revenue reflects increases in average monthly rates to residents who pay privately for services and in the number of communities owned compared to the 2015 period, as well as a $2.4 million revenue reserve recorded in the 2015 period for historical Medicare payments Five Star received and expects to repay in connection with a Medicare compliance assessment at one of Five Star’s skilled nursing facilities, or the Compliance Assessment.  Management fee revenue for the first quarter of 2016 increased 11.1% to $2.8 million from $2.5 million for the same period in 2015.  Growth in management fees was primarily due to an increase in the number of managed communities compared to the 2015 period and an increase in average monthly rates to private pay residents at our comparable communities.

▪

Earnings from continuing operations before interest, taxes, depreciation and amortization, or EBITDA, for the first quarter of 2016 were $8.8 million compared to $4.7 million for the same period in 2015.  EBITDA, excluding certain items described below, or Adjusted EBITDA, was $9.2 million and $9.6 million for the first quarters of 2016 and 2015, respectively.  Adjusted EBITDA excluding rent, or Adjusted EBITDAR, was $59.3 million for each of the first quarters of 2016 and 2015.

▪

Loss from continuing operations for the first quarter of 2016 was $2.3 million, or $0.05 per basic and diluted share, compared to loss from continuing operations of $4.8 million, or $0.10 per basic and diluted share, for the same period in 2015.

▪

Net loss for the first quarter of 2016 was $2.6 million, or $0.06 per basic and diluted share, compared to net loss of $5.3 million, or $0.11 per basic and diluted share, for the same period in 2015.  Net loss for the first quarter of 2016 included a loss from discontinued operations of $0.3 million. Net loss for the first quarter of 2015 included a loss from discontinued operations of $0.5 million.

▪

EBITDA, EBITDAR, loss from continuing operations and net loss for the first quarter of 2016 included $0.3 million of noncash long lived asset impairment charges.  EBITDA, EBITDAR, loss from continuing operations and net loss for the first quarter of 2015 included $2.4 million of reserve for historical Medicare payments Five Star received and expects to repay in connection with the Compliance Assessment and $2.3 million in estimated penalties, compliance costs and professional fees related to the Compliance Assessment.

▪

A reconciliation of loss from continuing operations determined in accordance with U.S. generally accepted accounting principles, or GAAP, to EBITDA, Adjusted EBITDA and Adjusted EBITDAR for the quarters ended March 31, 2016 and 2015 appears later in this press release.

Operating Results for the quarter ended March 31, 2016 (continuing operations):

▪

Occupancy at owned and leased senior living communities for the first quarter of 2016 was 85.1%. For the quarter ended March 31, 2016, the calculation of occupancy includes only living units categorized as in service; prior period occupancy calculations included certain living units categorized as out of service.

▪	The average monthly rate at owned and leased senior living communities for the first quarter of 2016 increased 0.7% to $4,654 from $4,623 for the same period in 2015.
▪

The percentage of revenues derived from residents’ private resources at owned and leased senior living communities for the first quarter of 2016 increased 80 bps to 78.1% from 77.3% for the same period in 2015.

Expansion and Disposition Activities:

In April and May 2016, Five Star entered into separate management agreements with Senior Housing Properties Trust, or SNH, to manage two senior living communities SNH owns. One of those senior living communities is located in North Carolina and has 87 living units. The other senior living community is located in Georgia and has 38 living units.

Five Star expects to enter into a management agreement with SNH in the second quarter of 2016 to manage a senior living community SNH owns located in Alabama with 163 living units.

As of the date of this press release,  Five Star continues to market for sale one community it owns with 32 living units that is reported as held for sale and included in discontinued operations in Five Star’s financial statements.

Financing Activities:

In April 2016, Five Star extended the maturity date of its $150.0 million secured revolving credit facility to April 13, 2017. Five Star’s former $25.0 million revolving line of credit, which was secured primarily by accounts receivable from Medicare and Medicaid, matured in March 2016, and Five Star determined not to extend or replace this facility.

Conference Call:

On May 4, 2016, at 10:00 a.m. Eastern Time, Five Star will host a conference call to discuss its first quarter 2016 results.  Following management’s presentation, there will be a question and answer period.

The conference call telephone number is (877) 329-4332. Participants calling from outside the United States and Canada should dial (412) 317-5436. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call. A replay of the conference call will be available through 11:59 p.m. Eastern Time on Wednesday, May 11, 2016. To hear the replay, dial (412) 317-0088. The replay pass code is 10084028.

A live audio webcast of the conference call will also be available in a listen only mode on Five Star’s website at www.fivestarseniorliving.com.  Participants wanting to access the webcast should visit Five Star’s website about five minutes before the call.  The archived webcast will be available for replay on Five Star’s website for about one week after the call. The transcription, recording and retransmission in any way of Five Star’s first quarter 2016 conference call are strictly prohibited without the prior written consent of Five Star.    Five Star’s website is not incorporated as part of this press release.

About Five Star Quality Care, Inc.:

Five Star Quality Care, Inc. is a senior living and healthcare services company.  As of March 31, 2016,  Five Star operated 274 senior living communities (excluding one senior living community it has classified as a  discontinued operation) with 31,051 living units located in 32 states, including 214 communities (22,911 living units) that it owns or leases and 60 communities (8,140 living units) that it manages.  These communities include independent living, assisted living, continuing care retirement communities and skilled nursing communities.  Five Star is headquartered in Newton, Massachusetts.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

this press release contains statements THAT constitute forward looking statements within the meaning of the private securities litigation reform act of 1995 and other securities laws.  aLSO, whenever Five star uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “may” or similar expressions, FIVE STAR is making forward looking statements.  these forward looking statements are based upon five star’s PRESENT intent, beliefs or expectations, but FORWARD LOOKING STATEMENTS are not guaranteed to occur and may not occur.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY FIVE STAR’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FoR EXAMPLE:

•

MR. MACKEY, FIVE STAR’S PRESIDENT AND CHIEF EXECUTIVE OFFICER, HAS MADE STATEMENTS IN THIS PRESS RELEASE REGARDING INCREASES IN SENIOR LIVING REVENUE, MANAGEMENT FEE REVENUE AND AVERAGE MONTHLY RATES AND STRONG EXPENSE CONTROLS. THERE CAN BE NO ASSURANCE THAT FIVE STAR WILL HAVE CONTINUED SUCCESS INCREASING SENIOR LIVING REVENUES OR MANAGEMENT FEE REVENUE, THAT AVERAGE MONTHLY RATES WILL CONTINUE TO INCREASE OR THAT EXPENSES WILL CONTINUE TO BE CONTROLLED; AND, AS A RESULT, FIVE STAR’S FINANCIAL RESULTS COULD DECLINE,

•

MR. MACKEY HAS ALSO MADE STATEMENTS IN THIS PRESS RELEASE REGARDING CONTINUED IMPROVEMENT OF FIVE STAR’S COMMUNITIES THROUGH SELECTIVE EXPANSIONS AND RENOVATIONS AND POTENTIAL GROWTH OPPORTUNITIES IN FIVE STAR’S EXISTING BUSINESSES. THERE CAN BE NO ASSURANCE THAT FIVE STAR WILL CONTINUE TO IMPROVE ITS COMMUNITIES THROUGH EXPANSIONS OR RENOVATIONS OR OTHERWISE OR THAT ANY POTENTIAL GROWTH OPPORTUNITIES WILL BE REALIZED,

•

FIVE STAR EXPECTS TO ENTER INTO A MANAGEMENT AGREEMENT WITH SNH IN THE SECOND QUARTER OF 2016 TO MANAGE A SENIOR LIVING COMMUNITY SNH OWNS.  FIVE STAR MAY NOT BE ABLE TO ENTER INTO THIS MANAGEMENT AGREEMENT ON ACCEPTABLE TERMS OR OTHERWISE, AND FIVE STAR’S ENTRY INTO THIS MANAGEMENT AGREEMENT MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS MAY CHANGE, AND

•	FIVE STAR CONTINUES TO MARKET FOR SALE ONE COMMUNITY IT OWNS. FIVE STAR MAY NOT BE ABLE TO SELL THIS COMMUNITY ON ACCEPTABLE TERMS OR OTHERWISE, AND THE SALE OF THIS COMMUNITY MAY NOT OCCUR.

THE INFORMATION CONTAINED IN FIVE STAR’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN FIVE STAR’S PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE FIVE STAR’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY FIVE STAR’S FORWARD LOOKING STATEMENTS.  FIVE STAR’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, FIVE STAR DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Supplemental Information

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,
	2016	2015
Revenues:
Senior living revenue	$280,090	$275,173
Management fee revenue	2,804	2,523
Reimbursed costs incurred on behalf of managed communities	61,318	56,277
Total revenues	344,212	333,973

Operating expenses:
Senior living wages and benefits	135,804	133,253
Other senior living operating expenses	69,741	72,225
Costs incurred on behalf of managed communities	61,318	56,277
Rent expense	50,095	49,628
General and administrative expenses	18,103	17,982
Depreciation and amortization expense	9,599	8,095
Long lived asset impairment	306	—
Total operating expenses	344,966	337,460

Operating loss	(754)	(3,487)

Interest, dividend and other income	265	220
Interest and other expense	(1,501)	(1,354)
(Loss) gain on sale of available for sale securities reclassified from other comprehensive income	(109)	20

Loss from continuing operations before income taxes and equity in earnings of an investee	(2,099)	(4,601)
Provision for income taxes	(289)	(304)
Equity in earnings of an investee	77	72
Loss from continuing operations	(2,311)	(4,833)
Loss from discontinued operations	(312)	(469)

Net loss	$(2,623)	$(5,302)

Weighted average shares outstanding—basic and diluted	48,792	48,364

Basic and diluted loss per share from:
Continuing operations	$(0.05)	$(0.10)
Discontinued operations	(0.01)	(0.01)
Net loss per share—basic and diluted	$(0.06)	$(0.11)

Supplemental Information

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	March 31,	December 31,
	2016	2015
Assets
Current assets:
Cash and cash equivalents	$12,333	$14,672
Accounts receivable, net of allowance	37,398	37,829
Due from related persons	13,072	9,731
Investments in available for sale securities	25,486	26,417
Restricted cash	3,705	3,301
Prepaid and other current assets	19,445	19,138
Assets of discontinued operations	586	981
Total current assets	112,025	112,069

Property and equipment, net	383,943	383,858
Restricted cash	2,556	2,821
Restricted investments in available for sale securities	23,794	23,166
Equity investment and other long term assets	8,406	9,856
Total assets	$530,724	$531,770

Liabilities and Shareholders’ Equity
Current liabilities:
Revolving credit facility	$60,000	$50,000
Other current liabilities	182,341	193,920
Total current liabilities	242,341	243,920

Mortgage notes payable	59,929	60,396
Other long term liabilities	45,321	43,002
Shareholders’ equity	183,133	184,452
Total liabilities and shareholders’ equity	$530,724	$531,770

Supplemental Information

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2016	2015
Cash flows from operating activities:
Net loss	$(2,623)	$(5,302)
Adjustments to reconcile net loss to cash (used in) provided by operating activities:
Depreciation and amortization	9,599	8,095
Loss from discontinued operations before income tax	312	469
Loss (gain) on sale of available for sale securities reclassified from other comprehensive income	109	(20)
Loss on disposal of property and equipment	11	7
Long lived asset impairment	306	—
Equity in earnings of an investee	(77)	(72)
Stock based compensation	218	300
Provision for losses on receivables	793	1,696
Other noncash (income) expense adjustments, net	(141)	406
Changes in assets and liabilities:
Accounts receivable	(362)	(2,140)
Prepaid expenses and other assets	555	1,853
Accounts payable and accrued expenses	(11,025)	2,385
Accrued compensation and benefits	10,871	6,052
Due to/from related persons, net	(4,331)	4,175
Other current and long term liabilities	(8,877)	(1,916)
Cash (used in) provided by operating activities	(4,662)	15,988

Cash flows from investing activities:
(Increase) decrease in restricted cash and investment accounts, net	(139)	174
Acquisition of property and equipment	(14,270)	(11,550)
Purchases of available for sale securities	(2,911)	(234)
Proceeds from sale of property and equipment to Senior Housing Properties Trust	5,755	4,060
Proceeds from sale of available for sale securities	4,114	2,736
Cash used in investing activities	(7,451)	(4,814)

Cash flows from financing activities:
Proceeds from borrowings on revolving credit facility	15,000	—
Repayments of borrowings on revolving credit facility	(5,000)	(5,000)
Repayments of mortgage notes payable	(313)	(438)
Cash provided by (used in) financing activities	9,687	(5,438)

Cash flows from discontinued operations:
Net cash provided by (used in) operating activities	95	(42)
Net cash used in investing activities	(8)	(12)
Net cash flows provided by (used in) discontinued operations	87	(54)

Change in cash and cash equivalents	(2,339)	5,682
Cash and cash equivalents at beginning of period	14,672	20,988
Cash and cash equivalents at end of period	$12,333	$26,670

Supplemental cash flow information:
Cash paid for interest	$1,517	$969
Cash paid for income taxes, net	$208	$182

Supplemental Information

FIVE STAR QUALITY CARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands)

(unaudited)

Non-GAAP financial measures are financial measures that are not determined in accordance with U.S. generally accepted accounting principles, or GAAP. Five Star considers these Non-GAAP financial measures to be meaningful disclosures because it believes that the presentation of these Non-GAAP financial measures may help investors to gain a better understanding of changes in its operating results, and may also help investors who wish to make comparisons between Five Star and other companies on both a GAAP and a non-GAAP basis. These Non-GAAP financial measures are used by management to evaluate Five Star’s financial performance and for comparing Five Star’s performance over time and to the performance of its competitors.  This information should not be considered as an alternative to income (loss) from continuing operations, net income (loss), cash flows from operating activities or any other financial operating or performance or liquidity measure established by GAAP.  Non-GAAP financial measures as presented by Five Star may not be comparable to amounts calculated by other companies.

The following table presents the reconciliation of these Non-GAAP financial measures to loss from continuing operations, the most directly comparable financial measure under GAAP reported in Five Star’s condensed consolidated financial statements, for the three months ended March 31, 2016 and 2015.

	For the three months ended March 31,
	2016	2015
Loss from continuing operations	$(2,311)	$(4,833)
Add: interest and other expense	1,501	1,354
Add: income tax expense	289	304
Add: depreciation and amortization	9,599	8,095
Less: interest, dividend and other income	(265)	(220)
EBITDA	8,813	4,700
Add (less):
Long lived asset impairments	306	—
Costs related to compliance assessment	—	4,705	(1)
Financial accounting restatement and remediation costs	—	210
Acquisition related costs	—	41
Loss (gain) on sale of investments in available for sale securities	109	(20)
Adjusted EBITDA	9,228	9,636
Add: Rent expense	50,095	49,628
Adjusted EBITDAR	$59,323	$59,264

(1)

Includes a $2.4 million revenue reserve for historical Medicare payments Five Star received and expects to repay in connection with the Compliance Assessment and $2.3 million of estimated penalties, compliance costs and professional fees related to the Compliance Assessment.

Supplemental Information

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

(in thousands)

(unaudited)

	Three months ended March 31, (2)
	2016	2015
Senior living revenue:
Independent and assisted living community revenue (owned)	$30,637	$29,524
Independent and assisted living community revenue (leased)	102,080	100,110
Continuing care retirement community revenue (leased)	98,821	100,256
Skilled nursing facility revenue (leased)(3)	44,044	41,306
Other(4)	4,508	3,977
Total senior living revenue (owned and leased)	$280,090	$275,173

Senior living wages and benefits:
Independent and assisted living community wages and benefits (owned)	$12,556	$12,015
Independent and assisted living community wages and benefits (leased)	43,212	41,845
Continuing care retirement community wages and benefits (leased)	49,635	49,723
Skilled nursing facility wages and benefits (leased)	28,196	27,719
Other(4)	2,205	1,951
Total senior living wages and benefits (owned and leased)	$135,804	$133,253

Senior living other operating expenses:
Independent and assisted living community other operating expenses (owned)	$7,456	$7,181
Independent and assisted living community other operating expenses (leased)	24,772	24,842
Continuing care retirement community other operating expenses (leased)	25,171	25,595
Skilled nursing facility other operating expenses (leased)(5)	11,503	13,973
Other(4)	839	634
Total senior living operating expenses (owned and leased)	$69,741	$72,225

(1)	Excludes data for managed communities and discontinued operations.
(2)

The number of owned and leased communities between January 1, 2015 and March 31, 2016 increased by two due to the acquisition of two senior living communities in November 2015; separate same store comparable senior living community financial data is not presented because the differences between that data and the data for all owned and leased communities are not material.

(3)

Skilled nursing facility revenue for the three months ended March 31, 2015 is net of a $2.4 million reserve for historical Medicare payments Five Star received and expects to repay in connection with the Compliance Assessment.

(4)	Other senior living revenue and expenses relate primarily to rehabilitation and other specialty service revenues and expenses provided at the senior living communities owned and leased by Five Star.
(5)

Skilled nursing facility other operating expenses for the three months ended March 31, 2015 includes $2.3 million of estimated penalties, compliance costs and professional fees related to the Compliance Assessment.

Supplemental Information

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING OTHER OPERATING DATA(1)

(unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Independent and assisted living communities (owned):
Number of communities (end of period)	33	33	31	31	31
Number of units (end of period)(2)	3,211	3,215	3,064	3,064	3,064
Occupancy(2)	85.5%	85.9%	86.3%	87.1%	87.9%
Avg. monthly rate(3)	$3,630	$3,569	$3,596	$3,602	$3,594

Independent and assisted living communities (leased):
Number of communities (end of period)	119	119	119	119	119
Number of units (end of period)(2)	9,891	9,908	9,909	9,909	9,909
Occupancy(2)	87.5%	88.2%	87.8%	87.7%	88.0%
Avg. monthly rate(3)	$3,891	$3,825	$3,815	$3,819	$3,820

Continuing care retirement communities (leased):
Number of communities (end of period)	31	31	31	31	31
Number of units (end of period)(2)(4)	7,208	7,297	7,319	7,319	7,319
Occupancy(2)	83.2%	82.9%	82.8%	83.3%	83.8%
Avg. monthly rate(3)	$5,432	$5,368	$5,313	$5,384	$5,450

Skilled nursing facilities (leased):
Number of communities (end of period)	31	31	31	31	31
Number of units (end of period)(2)(5)	2,601	2,807	2,807	2,807	2,807
Occupancy(2)	81.2%	78.5%	79.3%	78.4%	78.6%
Avg. monthly rate(3)	$6,893	$6,632	$6,632	$6,652	$6,752

Total senior living communities (owned and leased):
Number of communities (end of period)	214	214	212	212	212
Number of units (end of period)(2)	22,911	23,227	23,099	23,099	23,099
Occupancy(2)	85.1%	85.0%	85.0%	85.1%	85.5%
Avg. monthly rate(3)	$4,654	$4,577	$4,567	$4,591	$4,623

Managed communities:
Number of communities (end of period)	60	60	60	60	46
Number of units (end of period)(2)(6)	8,140	8,190	8,211	8,168	7,290
Occupancy(2)	87.3%	87.5%	87.5%	88.1%	88.0%
Avg. monthly rate(3)	$4,270	$4,174	$4,151	$4,215	$4,300

Other ancillary services:
Rehabilitation and wellness inpatient clinics (end of period)	49	49	49	48	48
Rehabilitation and wellness outpatient clinics (end of period)	67	63	61	60	58
Home health communities served (end of period)	16	14	15	15	13

(1)	Excludes data for discontinued operations.
(2)

For the quarter ended March 31, 2016, the calculation of occupancy includes only living units categorized as in service; prior period occupancy calculations included certain living units categorized as out of service.

(3)	Average monthly rate is calculated by taking the average daily rate, which is defined as total operating revenues divided by occupied units during the period, and multiplying it by 30 days.
(4)	Includes 1,949 skilled nursing units in communities where assisted living and independent living services are the predominant services provided.
(5)	Includes 69 assisted living and independent living units in communities where skilled nursing services are the predominant services provided.
(6)	Includes 463 skilled nursing units in communities where assisted living and independent living services are the predominant services provided.

Supplemental Information

FIVE STAR QUALITY CARE, INC.

PERCENT BREAKDOWN OF SENIOR LIVING COMMUNITY REVENUES(1)

(unaudited)

	Three Months Ended March 31,
	2016	2015
Independent and assisted living communities (owned):
Private and other sources	99.4%	99.4%
Medicaid	0.6%	0.6%
Total	100.0%	100.0%

Independent and assisted living communities (leased):
Private and other sources	98.9%	99.1%
Medicaid	1.1%	0.9%
Total	100.0%	100.0%

Continuing care retirement communities (leased):
Private and other sources	73.5%	72.2%
Medicare	19.8%	21.4%
Medicaid	6.7%	6.4%
Total	100.0%	100.0%

Skilled nursing facilities (leased):
Private and other sources	25.6%	25.7%
Medicare	20.9%	25.3%
Medicaid	53.5%	49.0%
Total	100.0%	100.0%

Total senior living communities (owned and leased):
Private and other sources	78.1%	77.3%
Medicare	10.5%	12.0%
Medicaid	11.4%	10.7%
Total	100.0%	100.0%

(1)	Excludes data for managed communities and discontinued operations.